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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At March 31, 2004, the Company, directly or through the Operating Partnership, owned or had an interest in 247 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 191 million square feet of gross leasable area (GLA) in 37 states plus Canada. The Company also holds interests in 48 assets in Europe (in France, Italy, Poland and Portugal).

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2004, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2004	Late July 2004
Third Quarter 2004	Late October 2004
Fourth Quarter 2004	Early February 2005

Stock Information

        Simon Property Group common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB	(Stable)
Preferred Stock	BBB-	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

Simon Property Group Ownership Structure(1)
March 31, 2004

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2003 through March 31, 2004

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2003	60,591,896	201,981,997
Issuance of Stock for Stock Option Exercises	—	171,373
Issuance of Units for Gateway Shopping Center Acquisition	120,671	—
Conversion of Units into Common Stock	(1,021,822)	1,021,822
Conversion of Units into Cash	(2,107)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	380,700
Number Outstanding at March 31, 2004	59,688,638	203,555,892

Total Common Shares and Units Outstanding at March 31, 2004:
263,244,530(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at March 31, 2004	203,555,892
Number of Common Shares Issuable Assuming Conversion of:
Series C Preferred 7% Cumulative Convertible Units(3)	1,968,254
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	964,418
Diluted Common Shares Outstanding at March 31, 2004	206,488,564

Fully Diluted Common Shares and Units Outstanding at March 31, 2004:
266,177,202

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 49).

(3)
Conversion terms provided in footnote (5) on page 49 of this document.

(4)
Based upon the weighted average stock price for the quarter ended March 31, 2004.

SIMON PROPERTY GROUP

Selected Financial Information

As of March 31, 2004

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2004	2003
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$584,313	$534,863
Net Income Available to Common Shareholders	$48,351	$55,140
Basic Earnings per Common Share	$0.24	$0.29
Diluted Earnings per Common Share	$0.24	$0.29
FFO of the Simon Portfolio	$252,997	$224,941
Diluted FFO of the Simon Portfolio	$254,271	$232,790
Basic FFO per Share	$0.96	$0.90
Diluted FFO per Share	$0.96	$0.89
Distributions per Share	$0.65	$0.60
Operational Statistics for North American Properties
Occupancy(1)
Consolidated Assets	90.6%	91.2%
Unconsolidated Assets	91.8%	92.6%
Total Portfolio	91.1%	91.7%
Average rent per square foot(1)
Consolidated Assets	$31.82	$30.29
Unconsolidated Assets	$34.20	$32.96
Total Portfolio	$32.75	$31.28
Comparable sales per square foot(2)
Consolidated Assets	$397	$374
Unconsolidated Assets	$437	$421
Total Portfolio	$411	$390
Total sales per square foot(2)
Consolidated Assets	$393	$370
Unconsolidated Assets	$433	$417
Total Portfolio	$408	$386
Number of U.S. Properties Open at End of Period	246	242
Number of Canadian Properties Open at End of Period	1	1

Number of North American Properties Open at End of Period(3)	247	243

Total U.S. GLA at End of Period (in millions of square feet)	190.56	183.29
Total Canadian GLA at End of Period (in millions of square feet)	0.25	0.25

Total North American GLA at End of Period (in millions of square feet)	190.81	183.54

Operational Statistics for European Properties
Occupancy at End of Period:	99.2%	N/A
Average rent per square foot (in euros)	24.91	N/A
Number of European Properties Open at End of Period	48	N/A
Total European GLA at End of Period (in millions of square feet)	9.0	N/A

(1)
Includes mall and freestanding stores

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)	Number of North American Properties at 12/31/03	246
	Add: New Developments Opened	0
	Add: Properties Acquired	1
	Less: Properties Sold	0

	Number of North American Properties at 3/31/04	247

	March 31, 2004	December 31, 2003
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	59,689	60,592
Shares Outstanding at End of Period	203,556	201,982

Total Common Shares and Units Outstanding at End of Period	263,245	262,574

Weighted Average Limited Partnership Units Outstanding	60,587	61,122
Weighted Average Shares Outstanding—Basic(1)	202,250	189,475
Weighted Average Shares Outstanding—Diluted(1)	205,182	203,468
Debt Information
Consolidated Debt	$10,506,183	$10,266,388
Simon Group's Share of Joint Venture Debt	$2,764,981	$2,739,630
Debt-to-Market Capitalization
Common Stock Price at End of Period	$58.44	$46.34
Equity Market Capitalization(2)	$16,053,325	$12,834,007
Total Consolidated Capitalization	$26,559,508	$23,100,395
Total Capitalization—Including Simon Group's Share of JV Debt	$29,324,489	$25,840,025
	As of or for the Three Months Ended March 31,
	2004	2003
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$2,857	$2,231
Joint Venture Properties	$450	$410
Simon Group's Share of Joint Venture Properties	$218	$145

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next two pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation:    The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Real Estate Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group
Pro-Rata Balance Sheet
As of March 31, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$15,344,494	$(159,260)	$15,185,234	$4,998,518	$20,183,752
Less—accumulated depreciation	2,706,928	(38,901)	2,668,027	692,039	3,360,066

	12,637,566	(120,359)	12,517,207	4,306,479	16,823,686
Cash and cash equivalents	489,757	(6,733)	483,024	109,087	592,111
Tenant receivables and accrued revenue, net	257,466	(3,248)	254,218	83,063	337,281
Investment in unconsolidated entities, at equity	1,646,948	—	1,646,948	(1,646,948)	—
Deferred costs, other assets, and minority interest, net	626,870	(49,819)	577,051	(944)	576,107

Total assets	$15,658,607	$(180,159)	$15,478,448	$2,850,737	$18,329,185

LIABILITIES:
Mortgages and other indebtedness	$10,506,183	$(152,226)	$10,353,957	$2,764,981	$13,118,938
Accounts payable and accrued expenses	566,829	(5,914)	560,915	116,494	677,409
Cash distributions and losses in partnerships and joint ventures, at equity	23,238	—	23,238	(23,238)	—
Other liabilities, minority interest and accrued dividends	198,674	(22,019)	176,655	(7,500)	169,155

Total liabilities	11,294,924	(180,159)	11,114,765	2,850,737	13,965,502

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIPS	828,003	—	828,003	—	828,003
LIMITED PARTNERS' PREFERRED INTEREST IN THE SPG OPERATING PARTNERSHIP	258,220	—	258,220	—	258,220
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 12,000,000 and 12,078,012 issued and outstanding, respectively. Liquidation values $375,000 and $376,950, respectively.	365,652	—	365,652	—	365,652
Common stock, $.0001 par value, 400,000,000 shares authorized, 205,642,447 and 200,876,552 issued and outstanding, respectively	21	—	21	—	21
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 and 3,200,000 issued and outstanding, respectively	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,160,063	—	4,160,063	—	4,160,063
Accumulated deficit	(1,180,654)	—	(1,180,654)	—	(1,180,654)
Accumulated other comprehensive income	16,240	—	16,240	—	16,240
Unamortized restricted stock award	(31,344)	—	(31,344)	—	(31,344)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,277,460	—	3,277,460	—	3,277,460

	$15,658,607	$(180,159)	$15,478,448	$2,850,737	$18,329,185

SIMON PROPERTY GROUP
Pro-Rata Statement of Operations
For three months ended March 31, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$355,609	(3,886)	351,723	102,766	$454,489
Overage rent	9,509	(100)	9,409	2,204	11,613
Tenant reimbursements	174,063	(2,564)	171,499	47,682	219,181
Management fees and other revenues	17,913	0	17,913	0	17,913
Other income	27,219	(134)	27,085	7,761	34,846

Total revenue	584,313	(6,684)	577,629	160,413	738,042

EXPENSES:
Property operating	85,123	(1,479)	83,644	30,589	114,233
Depreciation and amortization	138,385	(1,100)	137,285	41,723	179,008
Real estate taxes	60,386	(727)	59,659	13,329	72,988
Repairs and maintenance	22,477	(449)	22,028	6,415	28,443
Advertising and promotion	12,635	(150)	12,485	3,513	15,998
Provision for credit losses	3,415	(120)	3,295	992	4,287
Home and regional office costs	20,965	0	20,965	0	20,965
General & administrative	3,564	0	3,564	0	3,564
Other	8,893	(371)	8,522	8,405	16,927

Total operating expenses	355,843	(4,396)	351,447	104,966	456,413

OPERATING INCOME	228,470	(2,288)	226,182	55,447	281,629
Interest expense	153,386	(1,427)	151,959	38,375	190,334

Income before minority interest	75,084	(861)	74,223	17,072	91,295
Minority interest	(861)	861	—	—	—
Gain (loss) on sales of assets and other, net	(13,500)	—	(13,500)	—	(13,500)
Income tax expense of taxable REIT subsidiaries	(2,010)	—	(2,010)	—	(2,010)

Income before unconsolidated entities	58,713	—	58,713	17,072	75,785
Income from other unconsolidated entities	17,072	—	17,072	(17,072)	—

Income from continuing operations	75,785	—	75,785	—	75,785
Results of operations from discontinued operations	(209)	—	(209)	—	(209)
Gain on disposal or sale of discontinued operations	91	—	91	—	91

Income before allocation to limited partners	75,667	—	75,667	—	75,667
LESS:
Limited partners' interest in the Operating Partnerships	14,575	—	14,575	—	14,575
Preferred distributions of the Operating Partnership	4,905	—	4,905		4,905

NET INCOME	56,187	—	56,187	—	56,187
Preferred dividends	(7,836)	—	(7,836)	—	(7,836)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$48,351	$—	$48,351	$—	$48,351

RECONCILIATION TO FFO:
Net Income			56,187	—	56,187
Less:
Joint Venture Net Income			(17,072)	17,072	—

Net Income			39,115	17,072	56,187
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			19,480	—	19,480
Depreciation and amortization from combined consolidated properties and discontinued operations			136,251	—	136,251
Our share of depreciation and amortization from unconsolidated affiliates			—	41,492	41,492
Loss on sale of real estate and discontinued operations			13,409		13,409
Less:
Minority interest portion of depreciation and amortization			(1,081)	—	(1,081)
Preferred distributions (Including those of subdisiaries)			(12,741)	—	(12,741)

Our FFO			194,433	58,564	252,997

% of Total FFO:			76.85%	23.15%	100.00%

SIMON PROPERTY GROUP
Reconciliation of NOI to Net Income
As of March 31, 2004

        Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of NOI to Net Income provides "Total NOI of the Simon Group Portfolio" and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall and mixed-use NOI for the three months ended March 31, 2004.

	For the Three Months Ended March 31,
	2004	2003
	(in thousands)
Reconciliation of NOI of consolidated Properties:
Net Income	$56,187	$70,822
Add: Preferred distributions of the Operating Partnership	4,905	2,835
Limited partners' interest in the Operating Partnership	14,575	18,661
Discontinued operations—Results of operations and loss on disposal or sale, net	118	(7,337)
Income tax expense of taxable REIT subsidiaries	2,010	1,963
Minority interest	861	1,833
Interest Expense	153,386	151,197
Income from unconsolidated entities	(17,072)	(21,380)
Gain (Loss) on sales of assets and other, net	13,500	(23)

Operating Income	228,470	218,571
Depreciation and amortization expense	138,385	120,947

NOI of consolidated Properties	$366,855	$339,518

Reconciliation of NOI of unconsolidated entities:
Net Income	$56,261	$66,165
Add: Minority interest	—	92
Interest Expense	111,791	86,205
Discontinued operations—Results of operations and loss on disposal or sale, net	—	(3,386)
Income from unconsolidated entities	689	(2,294)

Operating Income	168,741	146,782
Depreciation and amortization expense	80,784	60,940

NOI of unconsolidated entities	$249,525	$207,722

Total consolidated and unconsolidated NOI from continuing operations	$616,380	$547,240

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	(210)	11,828

Total NOI of the Simon Group Portfolio	$616,170	$559,068

Increase in NOI from prior period	10.2%	6.8%
Less: Joint venture partner's share of NOI	155,743	126,239

Simon Group's Share of NOI	$460,427	$432,829

Increase in Simon Group's Share of NOI from prior period	6.4%	10.3%

SIMON PROPERTY GROUP
Computation of Comparable Property NOI Growth
As of March 31, 2004

	For the Three Months Ended March 31,
	2004	2003
	(in thousands)
Total NOI of the Simon Group Portfolio	$616,170	$559,068
Reconciliation of NOI of Simon Group Portfolio to NOI of Regional Malls and Mixed-Use Properties from continuing operations:
NOI of non-Regional Mall and Mixed-Use activities including Home and Regional Office cost allocations	(127,442)	(84,811)

NOI from Regional Malls and Mixed-Use Properties from continuing operations	$488,728	$474,257

Adjustments to NOI from Regional Malls and Mixed-Use Properties for non-comparable activity:
Other Non-Regional Mall and Mixed-Use activities
Corporate and other	(2,887)	(2,632)

Comparable NOI of Regional Malls and Mixed-Use Properties	$485,841	$471,625

Increase in Comparable Regional Mall and Mixed-Use NOI from prior period	3.0%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2004
(In thousands)

	For the Three Months Ended March 31,
	2004	2003
Consolidated Properties
Other Income
Interest Income	$4,012	$3,942
Lease Settlement Income	2,392	2,232
Gains on Land Sales and Income from the Sale of Net Leases	4,274	4,250
Simon Brand Ventures/Simon Business Network Revenues(1)	13,594	7,810
Other	2,947	2,738

Totals	$27,219	$20,972

Other Expense
Ground Rent	$4,665	$3,086
Professional Fees	1,210	1,536
Simon Brand Ventures/Simon Business Network Expenses	700	156
Other	2,318	1,176

Totals	$8,893	$5,954

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Three Months Ended March 31, 2004

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA and FL	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of March 31, 2004

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
U.S. Properties:
Regional Malls
—Anchor	104,556,020	30,125,483	27.7%	93.6%	$4.17
—Mall Store	60,576,519	60,430,369	55.6%	91.1%	$33.47
—Freestanding	4,068,558	2,061,862	1.9%	89.3%	$10.91

Subtotal	64,645,077	62,492,231	57.5%	91.1%	$32.75
Regional Mall Total	169,201,097	92,617,714	85.2%	91.9%
Community Shopping Centers
—Anchor	12,953,812	8,259,362	7.6%	89.1%	$8.96
—Mall Store	4,469,468	4,386,640	4.0%	91.2%	$14.08
—Freestanding	928,216	468,205.4%		94.9%	$7.77

Community Ctr. Total	18,351,496	13,114,207	12.0%	90.0%	$10.75
Office Portion of Mixed-Use Properties	3,014,333	3,014,333	2.8%	81.3%	$26.11
Subtotal U.S. Properties	190,566,926	108,746,254	100.00%
Canadian Properties	246,972

Total North American Properties	190,813,898

U.S. Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
3/31/04	91.1%	90.0%
3/31/03	91.7%	87.3%
12/31/03	92.4%	90.2%
12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of March 31, 2004

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
3/31/04	$32.75	4.7%	$10.75	6.5%
3/31/03	$31.28	—	$10.09	—
12/31/03	$32.26	5.1%	$10.59	4.6%
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9

Rental Rates

	Average Base Rent(1)
			Amount of Change
		Store Closings/ Lease Expirations During Period
Year	Lease Signings During Period		$ Change	% Change
Regional Malls:
2004 (YTD)	$38.61	$32.36	$6.25	19.3%
2003	41.28	32.99	8.29	25.1
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
Community Shopping Centers:
2004 (YTD)	$13.11	$13.39	$(0.28)	(2.1)%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2004

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/04
Regional Malls—Mall Stores & Freestanding
Month to Month Leases	989	2,398,120	$33.19
2004 (4/1-12/31)	1,037	1,775,778	$36.50
2005	2,301	6,240,879	$30.91
2006	2,173	5,713,733	$33.11
2007	2,197	5,651,911	$33.56
2008	1,829	5,593,368	$33.48
2009	1,620	5,061,661	$32.00
2010	1,615	4,811,231	$34.98
2011	1,471	4,485,504	$33.75
2012	1,204	4,084,288	$35.33
2013	1,257	3,949,717	$38.97
2014	712	2,503,378	$35.24
2015 and Thereafter	155	2,104,941	$20.02
Specialty Leasing Agreements w/terms in excess of 12 months	785	1,996,207	$12.07
Regional Malls—Anchor Tenants
Month to Month Leases	4	238,400	$6.18
2004 (4/1-12/31)	9	963,775	$3.84
2005	19	2,462,237	$1.97
2006	22	2,685,861	$2.73
2007	16	1,696,364	$2.12
2008	26	3,078,293	$3.79
2009	25	2,585,303	$3.22
2010	18	1,890,810	$3.58
2011	11	928,657	$6.44
2012	18	2,151,362	$4.83
2013	10	1,638,346	$6.86
2014	12	1,114,832	$7.80
2015 and Thereafter	48	5,797,216	$5.16
Community Centers—Mall Stores & Freestanding
Month to Month Leases	43	131,845	$14.12
2004 (4/1-12/31)	101	169,706	$14.50
2005	223	703,650	$15.08
2006	199	680,509	$14.22
2007	144	592,835	$13.25
2008	133	603,065	$13.48
2009	65	294,773	$13.52
2010	43	301,840	$14.50
2011	34	231,741	$15.23
2012	20	129,945	$15.40
2013	16	185,578	$9.50
2014	9	45,695	$15.55
2015 and Thereafter	7	89,680	$12.63
Specialty Leasing Agreements w/terms in excess of 12 months	9	50,752	$2.73

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of March 31, 2004

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/04
Community Centers—Anchor Tenants
Month to Month Leases	1	60,000	$3.15
2004 (4/1-12/31)	3	90,707	$5.71
2005	10	303,133	$8.46
2006	18	681,919	$6.38
2007	16	606,264	$6.48
2008	16	382,757	$10.76
2009	18	669,533	$7.24
2010	22	859,983	$10.13
2011	8	388,127	$12.86
2012	9	443,562	$9.11
2013	12	354,507	$10.04
2014	11	444,897	$8.21
2015 and Thereafter	36	1,917,782	$9.83
Specialty Leasing Agreements w/terms in excess of 12 months	3	103,982	$0.48

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of March 31, 2004
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited Brands, Inc.	573	3,598	1.9%	4.6%
The Gap, Inc.	352	3,656	1.9%	3.2%
Foot Locker, Inc.	388	1,580	0.8%	2.2%
Zale Corporation	429	485	0.3%	1.8%
Abercrombie & Fitch Co.	138	1,029	0.5%	1.4%
Luxottica Group S.P.A	364	646	0.3%	1.3%
Sterling Jewelers, Inc.	202	287	0.2%	1.1%
Hallmark Cards, Inc.	211	697	0.4%	0.9%
American Eagle Outfitters, Inc.	126	657	0.3%	0.9%
Trans World Entertainment Corp.	112	700	0.4%	0.9%
The Musicland Group, Inc.	138	580	0.3%	0.8%
Williams-Sonoma Stores, Inc.	84	593	0.3%	0.8%
Retail Brand Alliance, Inc.	100	557	0.3%	0.8%
Ann Taylor, Inc.	91	507	0.3%	0.8%
The Wet Seal, Inc.	133	511	0.3%	0.8%

Top 15 Anchors (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	134	20,446	10.7%	0.5%
Federated Department Stores	96	18,846	9.9%	0.7%
J.C. Penney Co., Inc.	116	16,661	8.7%	1.0%
The May Department Stores	88	13,172	6.9%	0.2%
Dillard's Department Stores	82	12,094	6.3%	0.2%
Saks Incorporated	41	4,766	2.5%	1.1%
Nordstrom, Inc.	21	3,783	2.0%	0.1%
Target Corporation	27	3,245	1.7%	0.0%
Belk, Inc.	15	1,747	0.9%	0.1%
The Neiman Marcus Group, Inc.	7	926	0.5%	0.1%
Von Maur, Inc.	7	592	0.3%	0.0%
Kohl's Department Stores	6	573	0.3%	0.0%
Boscov's Department Stores, Inc.	3	521	0.3%	0.1%
The Bon-Ton Stores, Inc.	6	497	0.3%	0.1%
Burlington Coat Factory, Inc.	3	314	0.2%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
2004 Projected Regional Mall Anchor/Big Box Openings

Property Name	Location	New Tenant	Former Tenant
Bangor Mall	Bangor, ME	Dick's Sporting Goods	Porteus
Battlefield Mall	Springfield, MO	Steve & Barry's	Battlefield Cinema
Century III Mall	Pittsburgh, PA	Dick's Sporting Goods	Wickes Furniture
College Mall	Bloomington, IN	Target*	JCPenney
Cordova Mall	Pensacola, FL	Cost Plus World Market*	Montgomery Ward
Dadeland Mall	Miami, FL	Nordstrom	Lord & Taylor
Emerald Square	Attleboro, MA	Filene's Home	Lord & Taylor
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods*	Service Merchandise
Gulfview Square	New Port Richey, FL	Best Buy* Linens 'n Things	Dillard's Dillard's
Hutchinson Mall	Hutchinson, KS	Goody's	Small shops
Irving Mall	Irving, TX	Circuit City	Food court & small shops
Maplewood Mall	St. Paul, MN	Barnes & Noble	—
North East Mall	Hurst, TX	Rave Theater	Montgomery Ward
Prien Lakes Mall	Lake Charles, LA	Cinemark Theater	White House
Rolling Oaks	San Antonio, TX	JCPenney San Antonio Skate Park	— Regal Cinema
Roosevelt Field	Garden City, NY	Bloomingdale's Furniture and Bedding* Galyans*	Stern's Stern's
South Hills Village	Pittsburgh, PA	Barnes & Noble	—
Southern Hills Mall	Sioux City, IA	JCPenney Barnes & Noble*	— —
SouthPark Mall	Moline, IL	Dillard's	Montgomery Ward
SouthPark Mall	Charlotte, NC	Nordstrom* Galyan's	— Sears
Sunland Mall	El Paso, TX	Foley's	JCPenney
Tippecanoe Mall	Lafayette, IN	Dick's Sporting Goods H.H. Gregg	Lazarus Lazarus
Town Center at Cobb	Kennesaw, GA	Macy's/Rich's Home Store	Macy's
Washington Square	Indianapolis, IN	Burlington Coat Factory* Dick's Sporting Goods	JCPenney Lazarus
White Oaks Mall	Springfield, IL	Dick's Sporting Goods	Montgomery Ward

*
Tenant has already opened

SIMON PROPERTY GROUP
2005 Projected Regional Mall Anchor/Big Box Openings

Property Name	Location	New Tenant	Former Tenant
Aurora Mall	Aurora, CO	Foley's—Expanded and renovated	—
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Cielo Vista Mall	El Paso, TX	Cinemark Theater	—
College Mall	Bloomington, IN	Dick's Sporting Goods	Lazarus
Emerald Square	Attleboro, MA	Filene's Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema	Small Shops
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Washington Square	Indianapolis, IN	Kerasotes Theater	Lazarus
White Oaks Mall	Springfield, MO	Linens 'n Things Cost Plus World Market	Montgomery Ward Montgomery Ward

SIMON PROPERTY GROUP
Property Listing—North American Assets
As of March 31, 2004

					Gross Leasable Area
Property Name	State	City	Legal Ownership		Total	Anchor	Mall & Freestanding
UNITED STATES:
Regional Malls
McCain Mall	AR	N. Little Rock	100.0%		776,656	554,156	222,500
University Mall	AR	Little Rock	100.0%		565,968	412,761	153,207
Metrocenter	AZ	Phoenix	50.0%		1,391,883	876,027	515,856
Southgate Mall	AZ	Yuma	100.0%		321,574	252,264	69,310
Brea Mall	CA	Brea	100.0%		1,316,230	874,802	441,428
Fashion Valley Mall	CA	San Diego	50.0%		1,707,252	1,053,305	653,947
Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		867,638	536,500	331,138
Santa Rosa Plaza	CA	Santa Rosa	100.0%		698,650	428,258	270,392
Shops at Mission Viejo	CA	Mission Viejo (Orange County)	100.0%		1,149,855	677,215	472,640
Westminster Mall	CA	Westminster (Orange County)	100.0%		1,218,953	716,939	502,014
Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,373,957	849,153	524,804
Aurora Mall	CO	Aurora (Denver)	100.0%		994,576	566,015	428,561
Mesa Mall	CO	Grand Junction	50.0%		861,558	425,817	435,741
Crystal Mall	CT	Waterford	74.6%		793,821	442,311	351,510
Aventura Mall	FL	Miami Beach	33.3%		1,904,383	1,242,098	662,285
Avenues, The	FL	Jacksonville	25.0	%(9)	1,116,519	754,956	361,563
Boynton Beach Mall	FL	Boynton Beach	100.0%		1,183,724	883,720	300,004
Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		944,835	648,144	296,691
Cordova Mall	FL	Pensacola	100.0%		834,121	488,263	345,858
Crystal River Mall	FL	Crystal River	100.0%		424,293	302,495	121,798
Dadeland Mall	FL	N. Miami Beach	50.0%		1,466,402	1,131,986	334,416
DeSoto Square	FL	Bradenton	100.0%		691,320	435,467	255,853
Edison Mall	FL	Fort Myers	100.0%		1,042,072	742,667	299,405
Florida Mall, The	FL	Orlando	50.0%		1,847,662	1,232,416	615,246
Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		728,164	461,852	266,312
Indian River Mall	FL	Vero Beach	50.0%		748,008	445,552	302,456
Lake Square Mall	FL	Leesburg	50.0%		561,165	296,037	265,128
Melbourne Square	FL	Melbourne	100.0%		729,783	471,173	258,610
Miami International Mall	FL	S. Miami	47.8%		1,074,186	783,308	290,878
Orange Park Mall	FL	Orange Park	100.0%		924,361	534,180	390,181
Paddock Mall	FL	Ocala	100.0%		560,444	387,378	173,066
Palm Beach Mall	FL	West Palm Beach	100.0%		1,084,262	749,288	334,974
Port Charlotte Town Center	FL	Port Charlotte	80.0	%(5)	780,520	458,554	321,966
Seminole Towne Center	FL	Sanford	45.0	%(9)	1,153,601	768,798	384,803
The Shops @ Sunset Place	FL	Miami	37.5%		515,744	—	515,744
Town Center at Boca Raton	FL	Boca Raton	100.0%		1,561,605	1,067,197	494,408
Treasure Coast Square	FL	Jensen Beach	100.0%		869,835	511,372	358,463
Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		1,128,243	748,269	379,974
University Mall	FL	Pensacola	100.0%		707,028	478,449	228,579
Gwinnett Place	GA	Duluth (Atlanta)	50.0%		1,277,461	843,609	433,852
Lenox Square	GA	Atlanta	100.0%		1,483,049	821,356	661,693
Mall of Georgia	GA	Mill Creek (Atlanta)	50.0	%(10)	1,785,171	1,069,590	715,581
Northlake Mall	GA	Atlanta	100.0%		962,310	665,745	296,565
Phipps Plaza	GA	Atlanta	100.0%		820,982	472,385	348,597
Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		1,272,754	851,346	421,408
Lindale Mall	IA	Cedar Rapids	50.0%		692,913	305,563	387,350
NorthPark Mall	IA	Davenport	50.0%		1,077,869	651,533	426,336
Southern Hills Mall	IA	Sioux City	50.0%		801,556	372,937	428,619
SouthRidge Mall	IA	Des Moines	50.0%		1,002,538	497,806	504,732

Alton Square	IL	Alton (St. Louis)	100.0%		639,062	426,315	212,747
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,874	220,830	201,044
Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(10)	558,379	310,994	247,385
Northwoods Mall	IL	Peoria	100.0%		695,411	472,969	222,442
Orland Square	IL	Orland Park (Chicago)	100.0%		1,207,046	773,295	433,751
River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,378,812	834,588	544,224	(1)
SouthPark Mall	IL	Moline	50.0%		1,026,053	578,056	447,997
White Oaks Mall	IL	Springfield	77.5%		963,104	615,639	347,465
Castleton Square	IN	Indianapolis	100.0%		1,472,292	1,105,913	366,379
Circle Centre	IN	Indianapolis	14.7%		791,117	350,000	441,117
College Mall	IN	Bloomington	100.0%		671,008	404,865	266,143
Eastland Mall	IN	Evansville	50.0%		898,603	532,955	365,648
Fashion Mall at Keystone	IN	Indianapolis	100.0%		658,469	249,721	408,748(1)
Greenwood Park Mall	IN	Greenwood	100.0%		1,313,240	898,928	414,312
Lafayette Square	IN	Indianapolis	100.0%		1,207,670	937,223	270,447
Markland Mall	IN	Kokomo	100.0%		413,332	273,094	140,238
Muncie Mall	IN	Muncie	100.0%		654,742	435,756	218,986
Tippecanoe Mall	IN	Lafayette	100.0%		779,385	488,373	291,012
University Park Mall	IN	Mishawaka	60.0%		942,855	622,508	320,347
Washington Square	IN	Indianapolis	100.0%		1,013,964	706,174	307,790
Hutchinson Mall	KS	Hutchinson	100.0%		525,617	277,665	247,952
Towne East Square	KS	Wichita	100.0%		1,179,518	779,490	400,028
Towne West Square	KS	Wichita	100.0%		955,227	619,269	335,958
West Ridge Mall	KS	Topeka	100.0%		1,026,745	716,811	309,934
Prien Lake Mall	LA	Lake Charles	100.0%		810,728	631,762	178,966
Arsenal Mall	MA	Watertown (Boston)	100.0%		501,883	191,395	310,488	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,554	—	205,554
Auburn Mall	MA	Auburn (Boston)	49.1%		592,252	417,620	174,632
Burlington Mall	MA	Burlington (Boston)	100.0%		1,254,213	836,236	417,977
Cape Cod Mall	MA	Hyannis	49.1%		723,776	420,199	303,577
Emerald Square	MA	North Attleboro	49.1%		1,023,442	648,209	375,233
Greendale Mall	MA	Worcester (Boston)	49.1%		431,302	132,634	298,668	(1)
Liberty Tree Mall	MA	Danvers (Boston)	49.1%		857,002	498,000	359,002
Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		478,198	297,253	180,945
Northshore Mall	MA	Peabody (Boston)	49.1%		1,684,740	989,277	695,463
Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		912,615	538,843	373,772
South Shore Plaza	MA	Braintree (Boston)	100.0%		1,461,828	847,603	614,225
Square One Mall	MA	Saugus (Boston)	49.1%		864,692	540,101	324,591
Bangor Mall	ME	Bangor	32.6	%(6)	654,914	417,757	237,157
Bowie Town Center	MD	Bowie (Washington, DC)	100.0%		664,251	338,567	325,684
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		985,608	631,602	354,006
Mall of America	MN	Bloomington (Minneapolis-St. Paul)	27.5	%(4)	2,778,347	1,220,305	1,558,042
Maplewood Mall	MN	Minneapolis	100.0%		919,371	589,060	330,311
Miller Hill Mall	MN	Duluth	100.0%		805,664	429,508	376,156
Battlefield Mall	MO	Springfield	100.0%		1,170,091	770,111	399,980
Independence Center	MO	Independence (Kansas City)	100.0%		1,007,913	499,284	508,629
Biltmore Square	NC	Asheville	100.0%		494,007	242,576	251,431
SouthPark Mall	NC	Charlotte	100.0%		1,257,760	832,742	425,018
Crossroads Mall	NE	Omaha	100.0%		858,594	609,669	248,925
Mall at Rockingham Park	NH	Salem (Boston)	24.6%		1,020,249	638,111	382,138
Mall of New Hampshire	NH	Manchester (Boston)	49.1%		807,285	444,889	362,396
Pheasant Lane Mall	NH	Nashua (Boston)	100.0	%(8)	989,011	675,759	313,252
Brunswick Square	NJ	East Brunswick (New York)	100.0%		769,025	467,626	301,399
Livingston Mall	NJ	Livingston (New York)	100.0%		985,598	616,128	369,470
Menlo Park Mall	NJ	Edison (New York)	100.0%		1,283,645	527,591	756,054	(1)
Ocean County Mall	NJ	Toms River (New York)	100.0%		892,839	616,443	276,396
Quaker Bridge Mall	NJ	Lawrenceville	39.6	%(6)	1,105,330	686,760	418,570
Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,248,309	786,626	461,683

Cottonwood Mall	NM	Albuquerque	100.0%		1,041,299	631,556	409,743
Forum Shops at Caesars	NV	Las Vegas	100.0%		479,768	—	479,768
Las Vegas Premium Outlet	NV	Las Vegas	50.0%		432,478	—	432,478
Chautauqua Mall	NY	Lakewood	100.0%		431,956	213,320	218,636
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		587,150	310,095	277,055
Nanuet Mall	NY	Nanuet (New York)	100.0%		916,369	583,711	332,658
Roosevelt Field	NY	Garden City (New York)	100.0%		2,180,607	1,430,425	750,182
Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,357,969	902,595	455,374
Source, The	NY	Westbury (New York)	25.5%		729,230	210,798	518,432
Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,034,742	742,214	292,528
Westchester, The	NY	White Plains (New York)	40.0%		825,937	349,393	476,544
Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,301,336	879,300	422,036
Lima Mall	OH	Lima	100.0%		745,099	541,861	203,238
Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,927	685,251	331,676
Southern Park Mall	OH	Boardman	100.0%		1,198,079	811,858	386,221
Summit Mall	OH	Akron (Cleveland)	100.0%		764,413	432,936	331,477
Upper Valley Mall	OH	Springfield	100.0%		750,556	479,418	271,138
Woodville Mall	OH	Northwood	100.0%		773,405	518,792	254,613
Eastland Mall	OK	Tulsa	100.0%		479,402	305,732	173,670
Heritage Park Mall	OK	Midwest City	100.0%		606,378	382,700	223,678
Penn Square Mall	OK	Oklahoma City	94.5%		1,012,176	588,137	424,039
Woodland Hills Mall	OK	Tulsa	47.2%		1,092,317	709,447	382,870
Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,279,134	773,439	505,695
Cheltenham Square	PA	Philadelphia	100.0%		639,405	368,266	271,139
Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,047,162	500,809	546,353
Court & Plaza at King of Prussia, The	PA	King of Prussia	12.9	%(6)	2,850,627	1,775,871	1,074,756	(1)
Lehigh Valley Mall	PA	Whitehall	25.2	%(7)	1,062,669	564,353	498,316	(1)
Montgomery Mall	PA	Montgomeryville	23.1	%(6)	1,120,395	684,855	435,540
Oxford Valley Mall	PA	Langhorne	65.8	%(6)	1,272,232	762,558	509,674	(1)
Ross Park Mall	PA	Pittsburgh	100.0%		1,234,711	827,015	407,696
South Hills Village	PA	Pittsburgh	100.0%		1,110,035	655,987	454,048
Anderson Mall	SC	Anderson	100.0%		616,475	404,394	212,081
Haywood Mall	SC	Greenville	100.0%		1,243,730	913,633	330,097
Empire Mall	SD	Sioux Falls	50.0%		1,047,283	497,341	549,942
Rushmore Mall	SD	Rapid City	50.0%		835,608	470,660	364,948
Knoxville Center	TN	Knoxville	100.0%		979,546	597,028	382,518
Oak Court Mall	TN	Memphis	100.0%		853,390	535,000	318,390	(1)
Raleigh Springs Mall	TN	Memphis	100.0%		917,831	691,230	226,601
West Town Mall	TN	Knoxville	50.1%		1,329,002	878,311	450,691
Wolfchase Galleria	TN	Memphis	94.5%		1,268,101	761,648	506,453
Barton Creek Square	TX	Austin	100.0%		1,429,639	922,266	507,373
Broadway Square	TX	Tyler	100.0%		618,741	427,730	191,011
Cielo Vista Mall	TX	El Paso	100.0%		1,192,793	793,716	399,077
Highland Mall	TX	Austin	50.0%		1,090,685	732,000	358,685
The Galleria	TX	Houston	31.5%		2,403,713	1,300,466	1,103,247
Ingram Park Mall	TX	San Antonio	100.0%		1,129,225	751,704	377,521
Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		1,102,992	726,574	376,418
La Plaza Mall	TX	McAllen	100.0%		1,205,539	778,768	426,771
Lakeline Mall	TX	Austin	100.0%		1,100,371	745,179	355,192
Longview Mall	TX	Longview	100.0%		612,812	402,843	209,969
Midland Park Mall	TX	Midland	100.0%		618,093	339,113	278,980
North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,650,099	1,194,589	455,510
Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		755,242	471,436	283,806
Rolling Oaks Mall	TX	San Antonio	100.0%		738,040	460,857	277,183
Sunland Park Mall	TX	El Paso	100.0%		917,876	575,837	342,039

Valle Vista Mall	TX	Harlingen	100.0%		656,732	389,781	266,951
Trolley Square	UT	Salt Lake City	90.0%		222,110	—	222,110
Apple Blossom Mall	VA	Winchester	49.1%		443,425	229,011	214,414
Charlottesville Fashion Square	VA	Charlottesville	100.0%		572,452	381,153	191,299
Chesapeake Square	VA	Chesapeake	75.0	%(10)	809,469	537,279	272,190
Valley Mall	VA	Harrisonburg	50.0%		487,429	307,798	179,631
Virginia Center Commons	VA	Glen Allen	100.0%		787,646	506,639	281,007
Columbia Center	WA	Kennewick	100.0%		741,635	408,052	333,583
Northgate Mall	WA	Seattle	100.0%		996,180	688,391	307,789
Tacoma Mall	WA	Tacoma	100.0%		1,294,479	924,045	370,434
Bay Park Square	WI	Green Bay	100.0%		715,888	447,508	268,380
Forest Mall	WI	Fond Du Lac	100.0%		501,439	327,260	174,179
(174 properties)
Community Centers
Plaza at Buckland Hills	CT	Manchester	35.0	%(9)	334,615	252,179	82,436
Gaitway Plaza	FL	Ocala	23.3	%(9)	216,356	123,027	93,329
Grove @ Lakeland Square	FL	Lakeland	100.0%		215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	100.0%		492,964	387,196	105,768
Indian River Commons	FL	Vero Beach	50.0%		260,868	233,358	27,510
Royal Eagle Plaza	FL	Coral Springs	35.0	%(9)	199,155	124,479	74,676
Terrace @ the Florida Mall	FL	Orlando	100.0%		328,977	281,446	47,531
Waterford Lakes Town Ctr	FL	Orlando	100.0%		951,933	622,244	329,689
West Town Corners	FL	Altamonte Springs	23.3	%(9)	385,067	263,782	121,285
Westland Park Plaza	FL	Orange Park	23.3	%(9)	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Mill Creek	50.0%		440,612	341,503	99,109
Bloomingdale Court	IL	Bloomingdale	100.0%		604,511	436,255	168,256
Bridgeview Court	IL	Bridgeview	100.0%		273,678	216,491	57,187
Countryside Plaza	IL	Countryside	100.0%		435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	35.0	%(9)	278,971	201,993	76,978
Forest Plaza	IL	Rockford	100.0%		425,758	325,170	100,588
Lake Plaza	IL	Waukegan	100.0%		215,462	170,789	44,673
Lake View Plaza	IL	Orland Park	100.0%		371,362	270,510	100,852
Lincoln Crossing	IL	O'Fallon	100.0%		148,381	134,935	13,446
Matteson Plaza	IL	Matteson	100.0%		275,529	230,959	44,570
North Ridge Plaza	IL	Joliet	100.0%		305,070	190,323	114,747
White Oaks Plaza	IL	Springfield	100.0%		391,426	275,703	115,723
Willow Knolls Court	IL	Peoria	35.0	%(9)	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	35.0	%(9)	265,420	228,813	36,607
Brightwood Plaza	IN	Indianapolis	100.0%		38,493	—	38,493
Eastland Convenience Ctr.	IN	Evansville	50.0%		175,639	60,000	115,639
Greenwood Plus	IN	Greenwood	100.0%		159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	100.0%		274,235	175,595	98,640
Keystone Shoppes	IN	Indianapolis	100.0%		29,140	—	29,140
Markland Plaza	IN	Kokomo	100.0%		91,227	49,552	41,675
Muncie Plaza	IN	Muncie	100.0%		298,851	271,656	27,195
New Castle Plaza	IN	New Castle	100.0%		91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	100.0%		170,869	99,028	71,841
Teal Plaza	IN	Lafayette	100.0%		101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	100.0%		94,598	85,811	8,787
University Center	IN	Mishawaka	60.0%		150,513	104,336	46,177
Village Park Plaza	IN	Carmel	35.0	%(9)	543,410	431,018	112,392
Wabash Village	IN	West Lafayette	100.0%		124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	100.0%		50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	100.0%		237,783	182,161	55,622
Park Plaza	KY	Hopkinsville	100.0%		115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	100.0%		405,954	292,752	113,202
Regency Plaza	MO	St. Charles	100.0%		287,473	210,627	76,846

Ridgewood Court	MS	Jackson	35.0	%(9)	240,662	185,939	54,723
Rockaway Convenience Ctr.	NJ	Rockaway	100.0%		231,622	131,438	100,184
Cobblestone Court	NY	Victor	35.0	%(9)	265,499	206,680	58,819
Boardman Plaza	OH	Youngstown	100.0%		642,246	375,502	266,744
Great Lakes Plaza	OH	Mentor	100.0%		164,104	142,229	21,875
Lima Center	OH	Lima	100.0%		206,878	159,584	47,294
Northland Plaza	OH	Columbus	100.0%		209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	100.0%		186,146	152,451	33,695
DeKalb Plaza	PA	King of Prussia	52.4	%(6)	101,713	81,368	20,345
Great Northeast Plaza	PA	Philadelphia	50.0%		295,758	238,158	57,600
Henderson Square	PA	King of Prussia	79.1	%(6)	107,344	72,683	34,661
Lincoln Plaza	PA	King of Prussia	65.8	%(6)	267,231	143,649	123,582
Whitehall Mall	PA	Whitehall	39.6	%(6)	553,721	378,642	175,079
Charles Towne Square	SC	Charleston	100.0%		71,794	71,794	—
Empire East	SD	Sioux Falls	50.0%		298,263	253,388	44,875
Knoxville Commons	TN	Knoxville	100.0%		180,463	91,483	88,980
Arboretum, The	TX	Austin	100.0%		205,026	35,773	169,253
Celina Plaza	TX	El Paso	100.0%		32,622	23,927	8,695
Gateway Shopping Center	TX	Austin	95.0%		512,551	396,494	116,057
Ingram Plaza	TX	San Antonio	100.0%		111,518	—	111,518
Lakeline Plaza	TX	Austin	100.0%		389,975	310,529	79,446
Shops at North East Mall	TX	Hurst	100.0%		364,584	265,595	98,989
Chesapeake Center	VA	Chesapeake	100.0%		305,893	213,609	92,284
Fairfax Court	VA	Fairfax	26.3	%(9)	249,656	169,043	80,613
Martinsville Plaza	VA	Martinsville	100.0%		102,105	60,000	42,105
(68 properties)
Mixed-Use
Copley Place	MA	Boston	98.1%		1,214,168	104,332	1,109,836	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, DC)	42.5%		987,724	472,729	514,995	(1)
(2 properties)
Office
O'Hare International Center	IL	Rosemont	100.0%		494,894	—	494,894	(2)
Riverway	IL	Rosemont	100.0%		819,181	—	819,181	(3)
(2 properties)

Total U.S. Portfolio					190,566,926	117,509,832	73,057,094
CANADA:
Forum Entertainment Centre		Montreal	35.6%		246,972	—	246,972

Total North American Portfolio					190,813,898	117,509,832	73,304,066

(247 properties)

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.

(1)
Office space included as follows:

Arsenal Mall—approx. 106,000 sq. ft.
Century III Mall—approx. 32,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon—approx. 169,000 sq. ft.
Fashion Mall at Keystone—approx. 30,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.

  King of Prussia—approx. 14,000 sq. ft.
  Lehigh Valley Mall—approx. 12,000 sq. ft.
  Menlo Park Mall—approx. 50,000 sq. ft.
  Oak Court Mall—approx. 130,000 sq. ft.
  Oxford Valley Mall—approx. 111,000 sq. ft.
  River Oaks Center—approx. 118,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.

(3)
Includes approximately 24,000 sq. ft. of retail space.

(4)
This interest is currently subject to a constructive trust and the Operating Partnership is no longer recording income attributable to the interest.

(5)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.

(6)
The Company's indirect ownership interest, evidenced through an approximately 80% ownership interest in Kravco Simon Investments. On April 27, 2004 the Company increased its interest in Banger Mall and Montgomery Mall to 67.6% and 54.4%, respectively.

(7)
The ownership of the property is evidenced by the Operating Partnership's note with two of the other partners.

(8)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(9)
Outside partner receives substantially all the economic benefits of the property.

(10)
The Operating Partnership receives substantially all the economic benefits of the property.

SIMON PROPERTY GROUP
Property Listing—European Assets
As of March 31, 2004

Property Name	City (Metropolitan area)	SPG Ownership		Hypermarket/ Anchor GLA	Mall & Freestanding GLA	Total GLA
				(in square feet)	(in square feet)	(in square feet)
FRANCE
Bay 2	Torcy (Paris)	36.0%		132,396	408,910	541,306
Bel'Est	Bagnolet (Paris)	12.6%		150,695	62,980	213,675
Villabe A6	Villabe (Paris)	5.4%		102,257	104,507	206,764

Subtotal France (3)				385,348	576,397	961,745
ITALY
Ancona—Senigallia	Senigallia (Ancona)	49.0%		41,193	41,581	82,774
Ascoli Piceno—Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,901	55,929	94,830
Ascoli Piceno—Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		47,986	114,259	162,245
Bari—Casamassima	Casamassima (Bari)	49.0%		159,015	388,825	547,840
Bari—Modugno	Modugno (Bari)	49.0%		96,875	46,575	143,450
Brescia—Mazzano	Mazzano (Brescia)	49.0	%(1)	103,290	127,359	230,649
Cagliari—Santa Gilla	Cagliari	49.0	%(1)	75,939	114,754	190,693
Catania—La Rena	Catania	49.0%		124,065	22,077	146,142
Milano—Rescaldina	Rescaldina (Milano)	49.0%		165,108	212,017	377,125
Milano—Vimodrone	Vimodrone (Milano)	49.0%		110,384	80,202	190,586
Napoli—Pompei	Pompei (Napoli)	49.0%		74,314	17,147	91,461
Padova	Padova	49.0%		73,324	32,485	105,809
Palermo	Palermo	49.0%		73,065	9,849	82,914
Pesaro—Fano	Fano (Pesaro)	49.0%		56,274	55,951	112,225
Pescara	Pescara	49.0%		96,337	65,186	161,523
Pescara—Cepagatti	Cepagatti (Pescara)	49.0%		80,213	189,617	269,830
Piacenza—San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,485	20,419	124,904
Roma—Collatina	Collatina (Roma)	49.0%		59,524	4,101	63,625
Sassari—Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	56,263	107,779	164,042
Taranto	Taranto	49.0%		75,240	126,508	201,748
Torino	Torino	49.0%		105,056	66,682	171,738
Torino—Venaria	Venaria (Torino)	49.0%		101,557	64,045	165,602
Venezia—Mestre	Mestre (Venezia)	49.0%		114,076	132,644	246,720
Vicenza	Vicenza	49.0%		78,415	20,064	98,479
Brindisi-Mesagne	Mesagne (Brindisi)	49.0%		88,049	140,598	228,647
Ancona	Ancona	49.0	%(2)	82,947	82,333	165,280
Bergamo	Bergamo	49.0	%(2)	103,011	16,921	119,932
Brescia—Concesio	Concesio (Brescia)	49.0	%(2)	89,932	27,566	117,498
Cagliari—Marconi	Cagliari	49.0	%(2)	83,549	109,943	193,492
Catania—Misterbianco	Misterbianco (Catania)	49.0	%(2)	83,259	15,984	99,243
Merate—Lecco	Merate (Lecco)	49.0	%(2)	73,496	88,501	161,997
Milano—Cinisello-Balsamo	Cinisello-Balsamo (Milano)	49.0	%(2)	68,426	18,589	87,015
Milano—Nerviano	Nerviano (Milano)	49.0	%(2)	83,840	27,782	111,622
Napoli—Mugnano di Napoli	Mugnano di Napoli	49.0	%(2)	97,952	94,852	192,804
Olbia	Olbia	49.0	%(2)	48,976	48,814	97,790
Roma—Casalbertone	Roma	49.0	%(2)	62,667	84,927	147,594
Sassari—Centro Azuni	Sassari	49.0	%(2)	—	35,564	35,564
Torino—Rivoli	Rivoli (Torino)	49.0	%(2)	61,785	32,346	94,131
Verona—Bussolengo	Bussolengo (Verona)	49.0	%(2)	89,319	75,326	164,645

Subtotal Italy (39)				3,228,107	3,016,101	6,244,208
POLAND
Borek Shopping Center	Wroclaw	36.0%		119,942	129,393	249,335
Dabrowka Shopping Center	Katowice	36.0%		120,986	172,868	293,854
Turzyn Shopping Center	Szczecin	36.0%		87,188	120,943	208,131
Wilenska Station Shopping Center	Warsaw	36.0%		92,688	215,935	308,623
Zakopianka Shopping Center	Krakow	36.0%		120,190	426,983	547,173

Subtotal Poland (5)				540,994	1,066,122	1,607,116
PORTUGAL
Minho Center	Braga (Porto)	36.0	%(2)	120,018	101,622	221,640
TOTAL EUROPEAN ASSETS (48)				4,274,467	4,760,242	9,034,709

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premises that entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
This property is encumbered by a leasehold on the entire premises that entitles the lessor to the majority of the economics of the property.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2004

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon Group's Share
New development projects	$13.4	$19.6	(1)	$10.1	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	51.9	22.4		11.1
Renovations with no incremental GLA	.5	—		—
Tenant allowances	16.6	8.3		3.2
Operational capital expenditures at properties:
CAM expenditures(2)	2.5	1.5		.4
Non-CAM expenditures	.8	17.6		2.1

Totals	$85.7	$69.4		$26.9

Plus (Less):
Conversion from accrual to cash basis	17.0	.5

Capital expenditures(3)	$102.7	$69.9

(1)
Does not include the Company's European initiatives

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2004

									Construction-in-Progress
											Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties		Total	The Company's Share
Recently Completed Redevelopments:
Greenwood Park Mall Greenwood, IN	Dick's Sporting Goods replacing former Service Merchandise and MCL space; mall and food court renovation	100%	10/03 (renov) 3/04 (Dick's)	$13	$13		$13	11%	—	(2)	—	—
SouthPark Charlotte, NC	Phase I—Addition of Nordstrom (153,000 sf) and additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	10/02 (Belk) 12/02 (Cheesecake) 9/03 (Maggiano's) Fall 2003 (renov) 3/04 (Nordstrom, Hecht's and expansion)	$97	$97		$97	10%	—	(3)	—	—
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf upscale outlet center	50%	5/04	$90	$65		$33	13%	—		$66.3	$33.2
Clay Terrace Carmel, IN (Indianapolis)	570,000 sf lifestyle center featuring Dick's Sporting Goods, Wild Oats, DSW Shoe Warehouse and Circuit City	50%	4th Qtr. 2004	$108	$100		$50	11%	—		$45.1	$22.6
St. Johns Town Center Jacksonville, FL	1.5 million sf open-air retail center comprised of a village component and community center. Anchors include Dillard's, Barnes & Noble, Dick's Sporting Goods, Target and PetsMart	85%	1st Qtr. 2005	$165	$126	(4)	$107	10%	—		$49.2	$41.8
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley's, Dillard's, AMC Theater, Barnes & Noble, Circuit City, and Linens 'n Things	100%	4th Qtr. 2005	$132	$96		$96	12%	$19.5		—	—
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens 'n Things, Office Depot and PetsMart	100%	3rd Qtr. 2005	$98	$62		$62	10%	$30.3		—	—
Rockaway Plaza Rockaway, NJ	250,000 sf community center featuring Dick's Sporting Goods, Target, Loews Cineplex and PetsMart	100%	4th Qtr. 2005	$39	$8		$8	21%	$4.6		—	—

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2004

								Construction-in-Progress
									Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Redevelopment Projects with Incremental GLA
Battlefield Mall Springfield, MO	Retrofit and expand vacant space into a 17,000 sf cluster of five lifestyle stores including Chico's, Coldwater Creek, Starbuck's, Ann Taylor Loft and Jos. A. Banks.	100%	11/04	$4	$4	$4	9%	$0.8	—	—
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	10/04	$139	$139	$139	11%	$81.9	—	—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Galyan's, small shops, food court, McCormick & Schmick and Morton's	100%	3rd Qtr. 2004 2005 (Restaurants)	$39	$31	$31	10%	$14.6	—	—
Aurora Mall Aurora, CO	Consolidate Foley's two locations into one state-of-the-art store, addition of Dillard's; mall renovation and new food court	100%	4th Qtr. 2005 (Foley's & renov) 4th Qtr. 2006 (Dillard's)	$62	$45	$45	10%	$2.4	—	—
Renovations
Burlington Mall Burlington, MA	Mall renovation	100%	10/04	$8	$2	$2	23%	$0.7	—	—
Anchor/Big Box/Theater Activity
Bangor Mall Bangor, ME	Addition of Dick's Sporting Goods	33%	11/04
Battlefield Mall Springfield, MO	Steve & Barry's and Kirklands in former theater space	100%	12/04
Dadeland Mall Miami, FL	Nordstrom in former Lord & Taylor space	50%	11/04
Gulfview Square Port Richey, FL	Best Buy and Linens 'n Things in former Dillard's building	100%	3/04 (Best Buy) 8/04 (Linens)
Irving Mall Irving, TX	Relocate food court and inline tenants and add Circuit City	100%	10/04
Maplewood Mall Minneapolis, MN	Addition of Barnes & Noble	100%	12/04
North East Mall Hurst, TX (Ft. Worth)	Rave Theatre and three restaurants in former Montgomery Ward location	100%	11/04

SIMON PROPERTY GROUP
North American Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2004

								Construction-in-Progress
									Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Phipps Plaza Atlanta, GA	Nordstrom in former Lord & Taylor space	100%	4/05
Prien Lake Mall Lake Charles, LA	Cinemark Theatre in former White House store	100%	6/04
Rolling Oaks Mall San Antonio, TX	San Antonio Skate Park in former Regal Cinema building; addition of JCPenney	100%	5/04 (Skate) 10/04 (JCP)
South Hills Village Pittsburgh, PA	Addition of Barnes & Noble	100%	12/04
Tippecanoe Mall Lafayette, IN	Dick's Sporting Goods and H.H. Gregg in former Lazarus building	100%	11/04
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Washington Square Indianapolis, IN	Burlington Coat Factory in former JCPenney location; demolition of former Lazarus replaced by new Dick's Sporting Goods and Kerasotes Theatre on an outparcel	100%	3/04 (Burlington) 3/05 (Dick's & Kerasotes)
White Oaks Mall Springfield, IL	Dick's Sporting Goods and Linens 'n Things in former Montgomery Ward location	77%	3/05
	Subtotal Anchor/Big Box/Theater Activity			$129	$123	$110	10%	$48.5	$16.8	$8.4
Other Miscellaneous								$2.1	$7.9	$3.7
Total Construction in Progress(5)								$205.4	$185.3	$109.7
Land Held for Development								$3.2	$26.1	$13.1

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(2)
Redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Greenwood Park Mall (Total and the Company's Share = $11.4 million)
(3)
Redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for SouthPark (Total and the Company's Share = $76.9 million)
(4)
Due to our preference in the joint venture partnership, the Company is contributing 85% of the project costs.
(5)
Does not include the Company's European Retail Enterprises B.V. ("E.R.E.") and GCI initiatives.

SIMON PROPERTY GROUP
European Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2004

							Construction- in-Progress
						The Company's Share of Net Cost (in millions)
Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage	Opening	Projected Net Cost			Total	The Company's Share
New Development Projects (Under Construction):
Arkadia—Warsaw, Poland	Approx. 1.1 million of total GLA including a hypermarket, approx. 200 shops, a do-it-yourself center, and cinema	36.0%	Oct-04	€155		€56	€116	€42
Cuneo—Cuneo, Italy	Approx. 0.5 million of total GLA including a hypermarket and small shops	49.0%	Dec-04	€27	(1)	€13	€7	€4
Porta di Roma—Roma, Italy	40% interest in joint venture development. Approx. 1.7 million of total GLA including a hypermarket, department store and do-it-yourself centers	19.6%	Dec-06	€200	(1)	€39	€26	€5
Napoli Nola—Nola, Italy (Napoli)	45% interest in joint venture mixed-use development. Approx. 1.3 million of total GLA including a hypermarket and department store.	22.1%	Jul-06	€142	(1)	€31	N/A	N/A
Bay 1—Torcy, France (Paris)	Related to new hypermarket redevelopment in Torcy which opened Feb-03. Approx. 0.3 million of GLA redevelopment of old hypermarket site to consist of shops and cinema	36.0%	Nov-04	€19		€7	€9	€3
Other projects (2 developments)				€1
Total (7 projects)				€544		€146	€158	€54

*
Cost and return are based upon current budget assumptions. Actual results may vary.

N/A—Details of CIP were not available at time of the filing of this Form 8-K.

(1)
Amounts do not include estimated cost of capital.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of March 31, 2004
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2004	$455,956	$250,000	$92,263	$798,219
2005	251,932	660,000	583,261	1,495,193
2006	312,389	1,297,471	470,378	2,080,238
2007	530,328	1,180,000	190,862	1,901,190
2008	434,711	350,000	304,291	1,089,002
2009	421,570	750,000	128,988	1,300,558
2010	719,567	300,000	251,627	1,271,194
2011	431,457	200,000	171,566	803,023
2012	347,786	350,000	204,914	902,700
2013	90,498	275,000	260,050	625,548
2014	11,362	200,000	94,531	305,893
Thereafter	72,247	450,000	11,111	533,358

Subtotal Face Amounts	$4,079,803	$6,262,471	$2,763,842	$13,106,116
Premiums (Discounts) on Indebtedness, Net	18,268	(11,447)	1,139	7,960
Fair Value Interest Rate Swaps	—	4,862	—	4,862

The Company's Share of Total Indebtedness	$4,098,071	$6,255,886	$2,764,981	$13,118,938

SIMON PROPERTY GROUP

Summary of Indebtedness

As of March 31, 2004

(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate (1)	$3,581,605	$3,475,028	6.58%	5.9
Floating Rate Debt (Hedged) (2)	157,000	145,250	2.63%	2.4
Floating Rate Debt	491,263	459,525	2.41%	1.7

Total Mortgage Debt	4,229,868	4,079,803	5.97%	5.3
Unsecured Debt
Fixed Rate	5,265,000	5,265,000	6.50%	5.1
Floating Rate Debt	487,471	487,471	2.17%	2.9

Subtotal	5,752,471	5,752,471	6.14%	4.7
Revolving Corporate Credit Facility	370,950	370,950	1.74%	2.0
Revolving Corporate Credit Facility (Hedged) (2)	139,050	139,050	1.74%	2.0

Subtotal	510,000	510,000	1.74%	2.0
Total Unsecured Debt	6,262,471	6,262,471	5.78%	4.7
Premium	34,439	32,225	N/A	N/A
Discount	(25,457)	(25,404)	N/A	N/A
Fair Value Interest Rate Swaps	4,862	4,862	N/A	N/A

Consolidated Mortgages and Other Indebtedness (3)	$10,506,183	$10,353,957	5.85%	4.9

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$4,741,593	$2,011,097	6.83%	5.7
Floating Rate Debt (Hedged) (2)	682,051	264,893	1.84%	1.5
Floating Rate Debt	1,284,986	487,852	3.41%	2.6

Total Mortgage Debt	6,708,630	2,763,842	5.75%	4.7
Premium	7,033	3,517	N/A	N/A
Discount	(4,840)	(2,378)

Joint Venture Mortgages and Other Indebtedness	$6,710,823	$2,764,981	5.75%	4.7

The Company's Share of Total Indebtedness		$13,118,938	5.83%	4.9

(1)
Includes $47.9 million of variable rate debt, of which substantilly all is effectively fixed to maturity through the use of interest rate hedges with a total notional amount of $48.1 million. Also includes a $70 million notional amount variable rate swap with a pay rate of 1.09% and a receive rate of 3.60% at March 31, 2004.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $85.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 5.89% and a weighted average receive rate of 1.18% at March 31, 2004. The Company also holds $300.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.15% and a weighted average receive rate of 3.75% at March 31, 2004. The Company also holds Euros 150.0 million of notional amount fixed rate EURO swap agreements that have a weighted average pay rate of 2.12% and a weighted average receive rate of 2.05% at March 31, 2004. All of these swap agreements are designated as hedges on various pools of indebtedness.

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity

As of March 31, 2004

(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
North East Mall		05/21/04		2.47%	Variable	Secured		140,000	140,000
Simon Property Group, LP (Bonds)		07/15/04		6.75%	Fixed	Unsecured		100,000	100,000
Retail Property Trust (Bonds)		08/15/04		7.75%	Fixed	Unsecured		150,000	150,000
Waterford Lakes		08/16/04		2.39%	Variable	Secured		68,000	68,000
DeKalb Plaza		10/01/04		9.35%	Fixed	Secured		2,599	1,362
CMBS Loan—Fixed (encumbers 7 Properties)	(6)	12/15/04		7.31%	Fixed	Secured		171,923	171,923
CMBS Loan—Variable (encumbers 7 Properties)	(6)	12/15/04	(5)	6.20%	Variable	Secured		47,907	47,907
Tippecanoe Mall—1		01/01/05		8.45%	Fixed	Secured		41,393	41,393
Tippecanoe Mall—2		01/01/05		6.81%	Fixed	Secured		14,992	14,992
Melbourne Square		02/01/05		7.42%	Fixed	Secured		36,429	36,429
Shopping Center Associates (Bonds)		05/15/05		7.63%	Fixed	Unsecured		110,000	110,000
Brunswick Square	(2)	06/12/05		2.59%	Variable	Secured		45,000	45,000
Chesapeake Center	(12)	06/15/05		8.44%	Fixed	Secured		6,563	6,563
Grove at Lakeland Square, The	(12)	06/15/05		8.44%	Fixed	Secured		3,750	3,750
Terrace at Florida Mall, The	(12)	06/15/05		8.44%	Fixed	Secured		4,688	4,688
Simon Property Group, LP (Bonds)		06/15/05		6.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05		7.13%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05		6.88%	Fixed	Unsecured		150,000	150,000
Cielo Vista Mall—2		11/01/05		8.13%	Fixed	Secured		596	596
Raleigh Springs Mall		12/09/05		3.80%	Variable	Secured		11,000	11,000
Bowie Mall	(2)	12/14/05		2.59%	Variable	Secured		52,700	52,700
Treasure Coast Square—1		01/01/06		7.42%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06		8.06%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06		7.38%	Fixed	Unsecured		300,000	300,000
Revolving Credit Facility	(2)	04/16/06		1.74%	Variable	Unsecured		510,000	510,000
Chesapeake Square	(2)	07/01/06		3.84%	Variable	Secured		47,000	35,250
Gulf View Square		10/01/06		8.25%	Fixed	Secured		34,052	34,052
Paddock Mall		10/01/06		8.25%	Fixed	Secured		27,083	27,083
Riverway	(2)	10/01/06		2.24%	Variable	Secured		110,000	110,000
Simon Property Group, LP (Bonds)		11/15/06		6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06		2.62%	Variable	Unsecured	(14)	237,471	237,471
Simon Property Group, LP (Term Loan)	(2)	04/01/07		1.74%	Variable	Unsecured		250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		50,770	50,770
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured		36,472	36,472
Lakeline Mall		05/01/07		7.65%	Fixed	Secured		68,283	68,283
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		23,706	23,706
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured		16,835	16,835
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		31,398	31,398
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured		7,486	7,486
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured		74,159	70,077
Copley Place		08/01/07		7.44%	Fixed	Secured		179,890	176,557
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured		180,000	180,000

University Park Mall		10/01/07		7.43%	Fixed	Secured	58,651	35,191
Simon Property Group, LP (Bonds)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
White Oaks Mall	(2)	02/25/08		2.19%	Variable	Secured	48,563	41,125
St. Johns Town Center	(2)	03/12/08		2.34%	Variable	Secured	40,000	20,000
Gateway Shopping Center	(2)	03/31/08		2.04%	Variable	Secured	86,000	81,700
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(13)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	32,858	32,858
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	36,682	36,682
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	11,238	11,238
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	30,723	30,723
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	58,060	58,060
Towne East Square—1	(3)	01/01/09		7.00%	Fixed	Secured	48,497	48,497
Towne East Square—2	(3)	01/01/09		6.81%	Fixed	Secured	23,423	23,423
Simon Property Group, LP (Bonds)		01/30/09		3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	71,075	67,163
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
Bloomingdale Court	(11)	11/01/09		7.78%	Fixed	Secured	28,608	28,608
Forest Plaza	(11)	11/01/09		7.78%	Fixed	Secured	15,690	15,690
Lake View Plaza	(11)	11/01/09		7.78%	Fixed	Secured	20,858	20,858
Lakeline Plaza	(11)	11/01/09		7.78%	Fixed	Secured	22,868	22,868
Lincoln Crossing	(11)	11/01/09		7.78%	Fixed	Secured	3,157	3,157
Matteson Plaza	(11)	11/01/09		7.78%	Fixed	Secured	9,185	9,185
Muncie Plaza	(11)	11/01/09		7.78%	Fixed	Secured	7,941	7,941
Regency Plaza	(11)	11/01/09		7.78%	Fixed	Secured	4,305	4,305
St. Charles Towne Plaza	(11)	11/01/09		7.78%	Fixed	Secured	27,555	27,555
West Ridge Plaza	(11)	11/01/09		7.78%	Fixed	Secured	5,550	5,550
White Oaks Plaza	(11)	11/01/09		7.78%	Fixed	Secured	16,936	16,936
Simon Property Group, LP (Bonds)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
Trolley Square		08/01/10		9.03%	Fixed	Secured	29,077	26,169
Coral Square		10/01/10		8.00%	Fixed	Secured	88,707	86,241
Crystal River		11/11/10		7.63%	Fixed	Secured	15,827	15,827
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured	550,000	550,000
Biltmore Square		12/11/10		7.95%	Fixed	Secured	26,000	26,000
Port Charlotte Town Center		12/11/10		7.98%	Fixed	Secured	53,154	42,523
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured	85,926	56,520
Simon Property Group, LP (Bonds)		01/20/11		7.75%	Fixed	Unsecured	200,000	200,000
Henderson Square		07/01/11		6.94%	Fixed	Secured	15,581	12,327
Ingram Park Mall	(10)	08/11/11		6.99%	Fixed	Secured	82,197	82,197
Knoxville Center	(10)	08/11/11		6.99%	Fixed	Secured	62,244	62,244
Northlake Mall	(10)	08/11/11		6.99%	Fixed	Secured	71,806	71,806
Towne West Square	(10)	08/11/11		6.99%	Fixed	Secured	53,804	53,804
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	131,515	131,515
Simon Property Group, LP (Bonds)		08/28/12		6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12		6.20%	Fixed	Secured	29,675	29,675
Century III Mall	(8)	10/10/12		6.20%	Fixed	Secured	87,599	87,599
Crossroads Mall		10/10/12		6.20%	Fixed	Secured	43,997	43,997

Forest Mall	(9)	10/10/12	6.20%	Fixed	Secured		17,619	17,619
Highland Lakes Center	(8)	10/10/12	6.20%	Fixed	Secured		16,240	16,240
Longview Mall	(8)	10/10/12	6.20%	Fixed	Secured		32,972	32,972
Markland Mall	(9)	10/10/12	6.20%	Fixed	Secured		23,328	23,328
Midland Park Mall	(9)	10/10/12	6.20%	Fixed	Secured		34,056	34,056
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		54,480	54,480
Richmond Towne Square	(9)	10/10/12	6.20%	Fixed	Secured		47,835	47,835
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured		200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured		100,000	100,000
Retail Property Trust (Bonds)		09/01/13	7.18%	Fixed	Unsecured		75,000	75,000
Simon Property Group, LP (Bonds)		01/30/14	4.90%	Fixed	Unsecured		200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured		32,000	10,112
Retail Property Trust (Bonds)		03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,761	1,761
Simon Property Group, LP (Bonds)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		37,087	37,087
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		60,294	60,294

Total Consolidated Indebtedness at Face Value			5.85%				10,492,339	10,342,274

Premium on Fixed-Rate Indebtedness							34,439	32,225
Discount on Fixed-Rate Indebtedness							(25,457)	(25,404)
Fair Value Interest Rate Swaps							4,862	4,862
Total Consolidated Indebtedness							10,506,183	10,353,957

Joint Venture Indebtedness
Fashion Centre Pentagon Office		09/10/04	2.59%	Variable	Secured		33,000	14,025
Shops at Sunset Place, The		10/15/04	4.09%	Variable	Secured		94,940	35,603
Indian River Commons		11/01/04	7.58%	Fixed	Secured		8,112	4,056
Indian River Mall		11/01/04	7.58%	Fixed	Secured		45,014	22,507
Mall of America		03/10/05	1.62%	Variable	Secured		312,000	85,800
Galleria Commerciali Italia	(2)	06/22/05	3.22%	Variable	Secured	(16)	614,213	300,964
Seminole Towne Center	(2)	07/01/05	3.59%	Variable	Secured		69,151	31,118
Westchester, The—1		09/01/05	8.74%	Fixed	Secured		144,251	57,700
Westchester, The—2		09/01/05	7.20%	Fixed	Secured		50,998	20,399
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		217,034	68,333
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		6,177	2,162
Crystal Court		01/01/06	7.64%	Fixed	Secured		4,043	1,415
Fairfax Court		01/01/06	7.64%	Fixed	Secured		10,317	2,708
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		7,347	1,714
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		17,677	6,187
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		7,977	2,792
Royal Eagle Plaza		01/01/06	7.64%	Fixed	Secured		7,920	2,772
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		8,481	2,968
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,327	2,410
Westland Park Plaza		01/01/06	7.64%	Fixed	Secured		4,950	1,155
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		6,487	2,270
Yards Plaza, The		01/01/06	7.64%	Fixed	Secured		8,270	2,895

CMBS Loan—Fixed (encumbers 13 Properties)	(7)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(7)	05/15/06	1.50%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(7)	05/15/06	1.46%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,693	8,347
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Mall of Georgia Crossing		06/09/06	3.09%	Variable	Secured		33,054	16,527
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(17)	41,815	14,897
Montgomery Mall		08/10/06	7.48%	Fixed	Secured		27,000	6,245
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		47,047	11,724
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,615	19,957
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		37,314	18,657
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		82,313	41,157
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		47,541	23,771
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		62,668	31,334
Houston Galleria—2	(2)	06/25/07	2.59%	Variable	Secured		84,711	26,671
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		96,662	23,749
Bangor Mall		12/01/07	7.06%	Fixed	Secured		23,899	7,800
Clay Terrace Partners	(2)	01/20/08	2.59%	Variable	Secured		34,978	17,489
Metrocenter		02/28/08	8.45%	Fixed	Secured		28,626	14,313
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		100,168	49,220
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,220	4,039
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		165,678	82,839
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		14,067	5,565
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured		85,041	40,180
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		39,464	19,392
Auburn Mall		09/10/09	7.99%	Fixed	Secured		46,201	22,702
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,657	6,921
Westin Hotel—NYC		02/28/10	2.69%	Variable	Secured		190,000	13,976
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		199,379	99,690
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		262,271	131,136
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		47,675	23,426
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		96,936	47,632
Highland Mall		07/11/11	6.83%	Fixed	Secured		69,183	34,592
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		162,606	69,108
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		195,745	97,873
Square One		03/11/12	6.73%	Fixed	Secured		93,105	45,749
Crystal Mall		09/11/12	5.62%	Fixed	Secured		103,995	77,548
European Retail Enterprises—Fixed Components		01/17/13	6.49%	Fixed	Secured	(15)	74,980	24,196
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		143,038	70,285
Avenues, The		04/01/13	5.29%	Fixed	Secured		78,976	19,744

Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		78,981	11,587
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
European Retail Enterprises—Variable Components	10/15/13	4.21%	Variable	Secured	(18)	191,275	61,725
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		23,897	9,453
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		190,728	24,521
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		13,118	1,687

Total Joint Venture Indebtedness at Face Value		5.75%				6,708,630	2,763,842

Premium on JV Fixed-Rate Indebtedness						7,033	3,517
Discount on JV Fixed-Rate Indebtedness						(4,840)	(2,378)
Total Joint Venture Indebtedness						6,710,823	2,764,981

The Company's Share of Total Indebtedness		5.83%					13,118,938

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2004: LIBOR at 1.09%; EURIBOR at 2.02%.

(2)
Includes applicable extensions available at Company's option.

(3)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
Through an interest rate swap agreement, effectively fixed through the maturity date at the all-in interest rate presented.

(6)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Mall, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).

(7)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(8)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(13)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of March 31, 2004, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 1.09%.

(14)
Amounts shown in USD Equivalent. Euro equivalent is 195.0 million.

(15)
Amounts shown in USD Equivalent. Euro equivalent is 61.6 million.

(16)
Amounts shown in USD Equivalent. Euro equivalent is 504.4 million.

(17)
Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(18)
Amounts shown in USD Equivalent. Euro equivalent is 157.1 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2004

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ

Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Las Vegas Premium Outlets	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Shops at North East Mall	Hurst	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN

Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Martinsville Plaza	Martinsville	VA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2004
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(1)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(2)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(3)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(4)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(5)	2,600,895	$30	$78,027	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable Preferred(6)	251,096	$100	$25,110	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable Preferred	822,588	$100	$82,259	N/A

(1)
The shares are not redeemable prior to August 27, 2004.

(2)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2004, was $27.64 per share.

(3)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2004 was $55.02 per share.

(4)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(5)
Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to November 10, 2006.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2003 through March 31, 2004
SIMON PROPERTY GROUP Selected Financial Information As of March 31, 2004 Unaudited (In thousands, except as noted)
Simon Property Group Pro-Rata Balance Sheet As of March 31, 2004
SIMON PROPERTY GROUP Pro-Rata Statement of Operations For three months ended March 31, 2004
SIMON PROPERTY GROUP Reconciliation of NOI to Net Income As of March 31, 2004
SIMON PROPERTY GROUP Computation of Comparable Property NOI Growth As of March 31, 2004
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of March 31, 2004 (In thousands)
SIMON PROPERTY GROUP Rent Information As of March 31, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2004
SIMON PROPERTY GROUP Lease Expirations(1) As of March 31, 2004
SIMON PROPERTY GROUP Top Regional Mall Tenants As of March 31, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP 2004 Projected Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2005 Projected Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing—North American Assets As of March 31, 2004
SIMON PROPERTY GROUP Property Listing—European Assets As of March 31, 2004
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2004 (In millions)
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2004
SIMON PROPERTY GROUP North American Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2004
SIMON PROPERTY GROUP European Development Activity Report* Project Overview, Construction-in-Progress As of March 31, 2004
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of March 31, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2004 (In thousands)